[1838 LOGO OMITTED]

                            INVESTMENT ADVISORS FUNDS
                            -------------------------



                            INTERNATIONAL EQUITY FUND

                                FIXED INCOME FUND

                              LARGE CAP EQUITY FUND



                                  ANNUAL REPORT
                                OCTOBER 31, 2001

[1838 LOGO OMITTED] INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------


FELLOW SHAREHOLDER:
The second half of the year proved to be disappointing for international investors. The total return of the 1838 International Equity Fund for the six-month period ended October 31, 2001 was -17.65%, slightly outperforming Morgan Stanley Capital International's Europe, Australia and Far East Index (the "EAFE" Index) benchmark which was down 18.39%.

For the full year ending October 31, 2001, the total return for the Fund was -23.94%, outperforming EAFE's return of -25.00% by 1.06%.

SECTORS:

During the last six months, technology, telecommunications, consumer discretionary and capital goods companies were noticeably weak. Falloff from overly aggressive telecommunication capital spending in the late 1990's and softening demand for PC's cascaded through to semiconductor and component manufacturers. In response, we took down the weightings in the Technology Hardware, Consumer Discretionary and Transportation sectors and increased the weightings in Consumer Staples and Utilities.

The sales of semiconductors companies Samsung (Korea), NEC (Japan), and Taiwan Semiconductor, contributed to mitigating the losses in the Fund's technology component. The purchases of RWE (German electric utility), Suez (French multi-national utility), and Diageo (UK food and beverages) provided additional diversification into more defensive sectors. Also we sold our two flagship airlines, Lufthansa and Singapore airlines, replacing them with European discount carrier, Ryanair.

The Fund's philosophy of investing in market leaders with identifiable and sustainable competitive advantages has continued to reduce risk and enhance relative Fund returns.

COUNTRY PERFORMANCES:

Major currencies were fairly stable in the six months ended October 31, 2001. While the yen, Euro and British pound exhibited some price movements during the period, each ended up about where they were on April 30, 2001.

Over the last six months, all of the European markets were down to varying degrees. Finland's Helsinki General Index was brought down 29%, mostly from Nokia's 38% decline. France's CAC 40 was down 23% and the UK's FTSE 100 was 16% lower. Avoiding large, poorly performing industrial and finance companies helped the Fund's relative performance in Germany whose DAX Index was down 27%.

The Japanese Nikkei 225 Index was down 25.6% over the past six months. Though partially due to an ill-timed re-balancing of the index to more technology oriented issues in April 2000, other contributors to the decline included concerns about asset and price deflation, lack of progress in solving the bank loan problem, and the glacial pace of economic reform.

The emerging markets have also declined due in part to the high correlation these markets have to the technology sector and worldwide consumer spending. In local currencies, the Taiwan Weighted Index was down 27.2% for the six months ended October. Hong Kong's Heng Seng Index was down 24.7% and Singapore's Strait Times Index fell 20.6%. On a brighter note, the Korean KOSPI 200 Index was down only 8.9%. The Fund exposure to these markets was approximately 5% of the portfolio.

Country weightings in the Fund continued to closely mirror that of the EAFE benchmark. The exception was the underweighting of the UK at around 12% vs. EAFE's weighting of about 23%. During the second half of the year, weightings were reduced in Korea and Taiwan and increased in Denmark and Norway. The Fund was also slightly underweighted in Japan at approximately 22% vs. EAFE's weighting of about 24%.

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--------------------------------------------------------------------------------


OUTLOOK:

The tragic events of September 11 further aggravated an already weakening economic situation and declining stock market. However, the central banks of Europe, Japan and the US have all been following stimulative policies and recoveries could begin next year.

The EAFE Index is in its sixth bear market since 1980 (traditionally defined as a minimum decline of 20%), as markets across the world have come down from their 2000 highs. On average, these bear markets lasted six months and fell 25%. From the peak on January 3, 2000, the current bear market is in its 22nd month and down 40%. The inference is that this current bear market is extended both in duration and magnitude. The shock of September 11 occurred in an already weak market and possibly created the kind of capitulation that has ended many bear markets. From its post-September 11 low (reached on September 21), the EAFE Index was up over 11% by October 31.

                                Sincerely,

                                /S/HANS VAN DEN BERG

                                Hans van den Berg
                                Vice President & Portfolio Manager
November 20, 2001

                            INTERNATIONAL EQUITY FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

                              [LINE GRAPH OMITTED]

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                             SINCE          FINAL VALUE OF A
             1 YEAR          5 YEAR        INCEPTION       $10,000 INVESTMENT
              -----           -----        --------         ----------------
 FUND        (23.94)%        4.91%        4.70%                $13,326
 EAFE        (25.00)%        0.57%        1.31%                 10,848

                             [PLOT POINTS FOLLOWS:]

                  1838 INTERNATIONAL EQUITY FUND      EAFE
8/3/95                         $10000                $10000
10/95                            9610                  9544
10/96                           10485                 10544
10/97                           12082                 11032
10/98                           12916                 12096
10/99                           16675                 14882
10/00                           17519                 14451
10/1/2001                       13326                 10848

 *Past  performance  of the Fund is no  guarantee  of future  results.  The 1838
  International Equity Fund commenced operations on August 3, 1995. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns may be higher due to 1838 Investment Advisors, LLC maintenance of the Fund's expense cap. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The EAFE is an unmanaged index representing the market value weighted price of 1,100 stocks of the major stock exchanges in Europe, Australia and the Far East without any associated expenses and the returns assume reinvestment of all distributions. You cannot invest directly in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 19 for more details.

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
SCHEDULE OF INVESTMENTS                                                                              OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          --------                        ------       -----------
COMMON STOCK -- 96.66%
AUSTRALIA -- 4.32%
   BHP Billiton Ltd.                          Metals & Mining.....................       223,030      $ 1,004,991
   National Australia Bank                    Banks...............................        78,508        1,211,035
   News Corp. Ltd.                            Media...............................        32,600          897,152
                                                                                                      -----------
                                                                                                        3,113,178
                                                                                                      -----------
CANADA-- 0.21%
   Nortel Networks Corp.                      Communications Equipment............        26,000          151,060
                                                                                                      ------------

DENMARK-- 1.13%
   Danske Bank A/S                            Banks...............................        55,000          814,899
                                                                                                      -----------

FRANCE-- 14.91%
   Accor SA                                   Hotels, Restaurants & Leisure.......        26,300          826,015
   Aventis SA                                 Pharmaceuticals.....................        16,900        1,244,385
   AXA, Inc.                                  Insurance...........................        48,800        1,068,086
   BNP Paribas SA                             Banks...............................        12,200        1,015,341
   Lafarge SA                                 Construction Materials .............        13,178        1,171,512
   Orange SA*                                 Wireless Telecommunication Services.       145,000        1,175,414
   Schlumberger Ltd.                          Energy Equipment & Services.........        20,100          973,242
   STMicroelectronics NV                      Semiconductor Equipment & Products..        30,000          839,100
   Suez SA                                    Multi-Utilities.....................        40,300        1,267,896
   Total SA (B Shares)                        Oil & Gas...........................         8,200        1,152,175
                                                                                                      -----------
                                                                                                       10,733,166
                                                                                                      -----------
GERMANY-- 11.22%
   BMW AG                                     Automobiles & Components............        37,800        1,123,533
   Fresenius Medical Care                     Health Care Equipment & Supplies....        19,000        1,180,818
   Henkel KGAA                                Chemicals...........................        24,600        1,351,590
   Muenchener Rueckversicherungs              Insurance...........................         5,300        1,398,697
   RWE AG                                     Electric Utility....................        22,000          861,970
   SAP AG                                     Software............................         6,500          667,419
   Schering AG                                Pharmaceuticals.....................        29,100        1,493,991
                                                                                                      -----------
                                                                                                        8,078,018
                                                                                                      -----------


                       See notes to financial statements.

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
SCHEDULE OF INVESTMENTS-- CONTINUED                                                                  OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          --------                        ------      -----------
HONG KONG-- 1.88%
   China Unicom - ADR*                        Wireless Telecommunication Services.        50,400      $   460,152
   Hutchison Whampoa Ltd.                     Industrial Conglomerates............       110,000          891,987
                                                                                                      -----------
                                                                                                        1,352,139
                                                                                                      -----------

IRELAND-- 4.11%
   Allied Irish Banks - Sponsored ADR         Banks...............................        44,300          841,700
   Elan Corp PLC - Sponsored ADR*             Pharmaceuticals.....................        24,500        1,118,425
   Ryanair Holdings PLC*                      Airlines............................       109,000        1,001,398
                                                                                                      -----------
                                                                                                        2,961,523
                                                                                                      -----------

ISRAEL-- 1.80%
   TEVA Pharmaceutical Ind.                   Pharmaceuticals.....................        21,000        1,297,800
                                                                                                      -----------

ITALY-- 1.25%
   Unicredito Italiano SPA                    Banks...............................       243,500          899,214
                                                                                                      -----------

JAPAN-- 21.48%
   Canon Inc.                                 Office Electronics..................        34,000          988,849
   Dainippon Pharmaceutical Co.               Pharmaceuticals.....................        80,000          922,838
   Fast Retailing Co. Ltd.                    Retailing...........................         4,700          547,159
   Honda Motor Co. Ltd.                       Automobiles & Components............        30,000        1,075,936
   Hoya Corp.                                 Health Care Equipment & Services....        17,000        1,015,237
   Japan Telecom Co. Ltd.                     Diversified Telecommunication
                                                Services .........................           116          362,959
   KAO Corp.                                  Household Products..................        50,000        1,184,592
   Kubota Corporation                         Machinery...........................       327,000        1,036,526
   Kyushu Electric Power                      Electric Utilities..................        84,000        1,523,467
   Mitsubishi Tokyo Financial*                Banks...............................           110          817,777
   Murata Manufacturing Co. Ltd.              Semiconductor Equipment & Products..         8,000          501,940
   Pioneer Co. Ltd.                           Household Durables..................        38,000          729,545
   Promise Co. Ltd.                           Diversified Financials..............        20,000        1,294,065
   Shin-Etsu Chemical Co. Ltd.                Chemicals ..........................        29,000          954,781
   SMC Corp.                                  Machinery...........................         8,500          732,609
   Sony Corp.                                 Household Durables..................        13,500          515,700
   Takeda Chemical Inds.                      Pharmaceuticals.....................        26,000        1,259,589
                                                                                                      -----------
                                                                                                       15,463,569
                                                                                                      -----------


                       See notes to financial statements.

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
SCHEDULE OF INVESTMENTS -- CONTINUED                                                                 OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                           -------                        ------       -----------
MEXICO-- 1.24%
   Wal-Mart De Mexico                         Retailing...........................        37,800      $   894,745
                                                                                                      -----------

NETHERLANDS-- 8.49%
   Akzo Nobel                                 Chemicals...........................        23,100          947,721
   ASM Lithography Holding NV*                Semiconductor Equipment & Products..        46,000          662,915
   Elsevier NV                                Media...............................       100,000        1,162,804
   ING Groep NV                               Diversified Financials..............        61,092        1,524,208
   Koninlijke Ahold NV                        Food & Drug Retailing...............        64,345        1,811,690
                                                                                                      -----------
                                                                                                        6,109,338
                                                                                                      -----------
NORWAY-- 1.38%
   Statoil ASA*                               Oil & Gas...........................       146,000          992,800
                                                                                                      -----------

SINGAPORE-- 0.81%
   DBS Group Holdings                         Banks...............................       102,855          586,358
                                                                                                      -----------

SPAIN-- 5.06%
   Banco Bilbao Vizcaya Argentaria            Banks...............................       109,000        1,220,331
   Grupo Ferrovial SA                         Construction & Engineering..........        59,000        1,094,711
   Telefonica SA - Sponsored ADR*             Diversified Telecommunication
                                                Services .........................        37,442        1,328,068
                                                                                                      -----------
                                                                                                        3,643,110
                                                                                                      -----------
SWEDEN-- 1.33%
   Ericsson (LM) Telephone Co. -
     Sponsored ADR                            Telecommunication Equipment.........       225,000          960,750
                                                                                                      -----------

SWITZERLAND-- 4.29%
   Adecco SA - Registered Shares              Commercial Services & Supplies......        22,000          974,095
   Nestle SA - Sponsored ADR                  Food Products.......................        40,800        2,117,610
                                                                                                      -----------
                                                                                                        3,091,705
                                                                                                      -----------


                       See notes to financial statements.

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
SCHEDULE OF INVESTMENTS-- CONTINUED                                                                  OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          --------                        ------       ----------
UNITED KINGDOM-- 11.75%
   Barclays PLC                               Banks...............................        38,460     $  1,155,563
   BP Amoco PLC                               Oil & Gas...........................       243,958        1,970,848
   Diageo PLC                                 Beverages...........................       113,000        1,129,809
   Reuters Group PLC                          Multimedia..........................        12,000          683,880
   Royal Bank of Scotland Group PLC           Banks...............................        80,980        1,939,659
   Vodafone Airtouch PLC                      Wireless Telecommunication Services.       683,989        1,581,613
                                                                                                     ------------
                                                                                                        8,461,372
                                                                                                     ------------

TOTAL COMMON STOCK (Cost $79,612,931) ............................................                     69,604,744
                                                                                                     ------------

SHORT-TERM INVESTMENT-- 2.33%
   Evergreen Select Money Market -I (Cost $1,677,379) ............................     1,677,379        1,677,379
                                                                                                     ------------

TOTAL INVESTMENTS (Cost $81,290,310)+-- 98.99% ...................................                   $ 71,282,123

OTHER ASSETS AND LIABILITIES, NET-- 1.01% ........................................                        725,089
                                                                                                     ------------

NET ASSETS-- 100.00% .............................................................                   $ 72,007,212
                                                                                                     ============

MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Common Stocks
   Consumer Discretionary  -- 12.14%        Industrials -- 8.23%
   Consumer Staples -- 8.97%                Information Technology -- 8.33%
   Energy -- 7.31%                          Materials -- 7.78%
   Financials  -- 22.68%                    Telecommunication Services -- 7.05%
   Health  Care -- 12.25%                   Utilities -- 5.26%

* Non-income producing securities.

 +The cost for federal income tax purposes was  $81,290,310.  At October 31, 2001, net unrealized  depreciation was
  $10,008,187.  This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of  market  value  over tax cost of  $5,256,092,  and  aggregate  gross  unrealized  depreciation  for all securities for which there was an excess of tax cost over market value of $15,264,279.

ADR -- American Depository Receipt


                       See notes to financial statements.

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--------------------------------------------------------------------------------


TO THE SHAREHOLDER:

The events of September 11th reverberated through the fixed income markets in ways both expected and unexpected. There was an understandable flight to quality, which benefited treasuries significantly. Rates plummeted by 50 basis points in short maturities and the Federal Reserve quickly maneuvered to calm fears by dropping the Fed Funds rate 100 basis points within four weeks. The expected also included widening of yields in corporate bonds as uncertainty over the future of the economy increased. As for the unexpected, long treasury rates (30-year bonds) barely budged and high quality corporate spreads held firm. We take this as a positive sign that fixed income players viewed the uncertainties as short term in nature and remained steadfastly bullish on the longer-term prognosis for the U.S. economy -- a position we agree with. In the days since the attack, this view was solidified by expectations of fiscal and monetary stimulus and positive news on the war front. The net result was lower yields in treasuries and corporate bonds which has powered the 1838 Fixed Income Fund to strong total returns for the year to date ending October.


                                FIXED INCOME FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

                              [LINE GRAPH OMITTED]

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                           SINCE           FINAL VALUE OF A
                        1 YEAR           INCEPTION        $10,000 INVESTMENT
                         -----           --------          ----------------
  FUND                  14.36%             7.23%               $13,375
  LEHMAN AGGREGATE      14.55%             8.25%                13,910

 [PLOT POINTS FOLLOWS:]

                     1838 Fixed Income Fund                   Lehman Aggregate
 9/2/97                     $10000                                 $10000
 10/97                       10270                                  10295
 10/98                       10913                                  11257
 10/99                       10999                                  11316
 10/00                       11696                                  12142
 10/1/2001                   13375                                  13910

 *Past performance of the Fund is no guarantee of future results. The 1838 Fixed
  Income Fund commenced operations on September 2, 1997. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns are higher due to 1838 Investment Advisors, LLC maintenance of the Fund's expense cap. The Lehman Aggregate Index is an unmanaged index which consists of bond issues spread over the investment grade bond universe and does not have any associated expenses and the returns assume reinvestment of all interest income. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 20 for more details.

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--------------------------------------------------------------------------------


We believe the Fund has performed well for the fiscal year ended October 31, 2001, as demonstrated by a total return of 14.36% (net of fees & expenses) compared to the Lehman Aggregate Bond Index (the "Index"), which was up 14.55%. The Fund's performance was most likely helped by good timing on reducing our overweight in corporates, mortgages and asset backed bonds in late summer. However, we maintained a partial overweight in short, high quality corporate and asset-backed bonds, which held up well through the volatility and provided incremental yield on the portfolio. We are also pleased to report that the mutual fund reporting service, Lipper, named the Fund as a "Lipper Leader" for consistency of performance for the three years ending October 2001.

Going forward, we believe that the massive amount of fiscal and monetary stimulus will have a positive impact on the economy. Lower rates, and more money in the economy should drive the recovery, which we expect by the spring/summer of next year. Consequently, we expect to begin to increase our overweight in corporates, mortgages and asset-backed bonds that we cut back on previously, should we determine that the recovery is gaining momentum.

The Fund's exposure, based on long-term market value, compared to the Index at October 31, 2001 was as follows:

                                             1838 FIXED        LEHMAN AGGREGATE
                                             INCOME FUND          BOND INDEX
                                            -------------       ---------------
   Corporate Bonds.......................       27.1%                27.0%
   Mortgage-Backed.......................       40.9%                34.8%
   Asset-Backed..........................       12.4%                 3.7%
   Agencies..............................        4.9%                10.9%
   Treasuries............................       14.7%                23.6%

                                   Sincerely,

                                   /S/ CLIFFORD D. CORSO

                                   Clifford D. Corso
                                   Vice President & Portfolio Manager

November 20, 2001

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
SCHEDULE OF INVESTMENTS                                                                              OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING*        AMOUNT         (NOTE 2)
                                                                       ------------     --------       -----------
CORPORATE BONDS -- 26.40%
   FINANCIAL --  11.20%
      ERAC USA Finance Co., 7.50%, 06/15/03, 144A....................    Baa1/BBB+    $3,035,000    $   3,193,800
      Ford Motor Credit Co., 7.60%, 08/01/05.........................     A2/BBB+      3,005,000        3,164,872
      Ford Motor Credit Co., 7.25%, 10/25/11.........................     A2/BBB+      2,415,000        2,431,763
      General Motors Acceptance Corp., 6.75%, 01/15/06...............     A2/BBB+      2,790,000        2,858,746
      International Lease Financial Corp., 5.125%, 08/01/04..........     A1/AA-       2,725,000        2,767,254
                                                                                                    -------------
                                                                                                       14,416,435
                                                                                                    -------------

   INDUSTRIAL & MISCELLANEOUS-- 15.20%
      Amerada Hess Corp., 7.30%, 08/15/31............................    Baa1/BBB      2,990,000        3,044,867
      BAE Systems 2001 Asset Trust , 6.664%, 09/15/13, 144A..........     Aaa/AAA      2,465,503        2,625,312
      Kellogg Co., 6.00%, 04/01/06...................................    Baa2/BBB      2,590,000        2,715,633
      Lockheed Martin Corp., 6.50%, 04/15/03 ........................    Baa2/BBB-     1,910,000        1,983,409
      Province of Quebec, 7.50%, 09/15/29............................      A1/A+       1,595,000        1,867,751
      Sprint Capital Corp., 6.00%, 01/15/07, 144A....................    Baa1/BBB+     2,285,000        2,280,887
      Tyco International Group SA, 6.25%, 06/15/03...................     Baa1/A       2,955,000        3,049,282
      WorldCom Inc., 8.25%, 05/15/31.................................     A3/BBB+      1,940,000        1,986,475
                                                                                                    -------------
                                                                                                       19,553,616
                                                                                                    -------------
        TOTAL CORPORATE BONDS (Cost $33,108,147).................................................      33,970,051
                                                                                                    -------------

ASSET BACKED SECURITIES -- 12.15%
      Bear Stearns CMS, Ser. 1999-WF2, Cl. A2, 7.08%, 06/15/09.......     Aaa/AAA      3,020,000        3,318,322
      JP Morgan Chase CMS, Ser. 2001-CIBC, Cl. A1, 5.288%, 03/01/33..     Aaa/AAA      2,035,180        2,102,367
      Mortgage Lenders Network, Ser. 2000-1, Cl. A2, 7.605%, 06/25/21     Aaa/AAA      2,684,354        2,764,713
      Textron Financial Corp., Ser. 2000-B, Cl. A3, 6.99%, 03/15/06..     Aaa/AAA      4,025,000        4,252,187
      Union Acceptance Corp., Ser. 1999-D, Cl. A4, 6.85%, 02/08/06...     Aaa/AAA      3,020,000        3,198,370
                                                                                                    -------------
        TOTAL ASSET BACKED SECURITIES (Cost $14,782,043).........................................      15,635,959
                                                                                                    -------------

MORTGAGE BACKED SECURITIES -- 40.09%
      FGCI, Pool # G10557, 6.50%, 07/01/11 ..........................     Aaa/AAA      1,433,503        1,498,936
      FGCI, Pool # E00617, 5.50%, 01/01/14...........................     Aaa/AAA        864,023          881,387
      FGCI, Pool # E00765, 6.50%, 12/01/14...........................     Aaa/AAA      1,710,305        1,782,553
      FGLMC, Pool # C80342, 6.50%, 09/01/25 .........................     Aaa/AAA      1,265,363        1,314,815
      FGLMC, Pool # D85515, 6.500%, 01/01/28.........................     Aaa/AAA      1,736,376        1,801,417


                       See notes to financial statements.

[1838 LOGO OMITTED] FIXED INCOME FUND

SCHEDULE OF INVESTMENTS-- CONTINUED                                                                  OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING         AMOUNT         (NOTE 2)
                                                                       ------------     --------       -----------
MORTGAGE BACKED SECURITIES (CONTINUED) -- 40.09%
      FGLMC, Pool # C29190, 6.50%, 07/01/29..........................     Aaa/AAA     $2,024,323    $   2,094,686
      FGLMC, Pool # C30260, 7.50%, 08/01/29..........................     Aaa/AAA        895,643          942,045
      FGLMC, Pool # C33014, 7.50%, 11/01/29..........................     Aaa/AAA        931,914          980,195
      FGLMC, Pool # C45726, 7.50%, 12/01/30..........................     Aaa/AAA      1,813,447        1,899,035
      FGLMC, Pool # C01188, 7.00%, 06/01/31..........................     Aaa/AAA      1,208,581        1,259,946
      FHLMC, Pool # A00930, 10.00%, 05/01/20.........................     Aaa/AAA         19,816           22,362
      FHLMC, Pool # C00967, 8.50%, 02/01/30..........................     Aaa/AAA      1,099,863        1,171,872
      FHLMC, Pool # C36177, 8.00%, 02/01/30..........................     Aaa/AAA      1,568,966        1,673,494
      FNC, Pool # 190275, 8.00%, 11/01/26............................     Aaa/AAA      1,249,957        1,337,199
      FNC, Pool # 250890, 7.00%, 04/01/04............................     Aaa/AAA        768,387          796,617
      FNC, Pool # 303728, 6.00%, 01/01/11............................     Aaa/AAA      1,312,896        1,365,532
      FNCL, Pool # 252381, 5.50%, 04/01/14...........................     Aaa/AAA        119,589          121,394
      FNCL, Pool # 481429, 6.00%, 01/01/29...........................     Aaa/AAA      1,784,302        1,811,716
      FNCL, Pool # 482515, 5.50%, 01/01/14...........................     Aaa/AAA        273,571          278,564
      FNCL, Pool # 487830, 6.00%, 03/01/29...........................     Aaa/AAA      3,278,271        3,324,951
      FNCL, Pool # 491805, 6.50%, 06/01/29...........................     Aaa/AAA      1,551,407        1,601,247
      FNCL, Pool # 496524, 6.00%, 06/01/29...........................     Aaa/AAA        344,801          349,710
      FNCL, Pool # 498610, 6.00%, 05/01/29...........................     Aaa/AAA      1,733,832        1,758,520
      FNCL, Pool # 516898, 7.00%, 01/01/30...........................     Aaa/AAA        191,518          200,340
      FNCL, Pool # 522898, 8.00%, 01/01/30...........................     Aaa/AAA        503,300          536,459
      FNCL, Pool # 526025, 8.00%, 01/01/30...........................     Aaa/AAA      1,364,299        1,442,848
      FNCL, Pool # 535003, 7.00%, 11/01/14...........................     Aaa/AAA      1,548,173        1,629,046
      FNCL, Pool # 583912, 6.500%, 05/01/31..........................     Aaa/AAA      2,112,050        2,175,017
      FNCX, Pool # 313411, 7.00%, 03/01/04...........................     Aaa/AAA        138,518          143,063
      GN, Pool # 780374, 7.50%, 12/15/23 ............................     Aaa/AAA        975,813        1,033,675
      GN, Pool # 443623, 6.50%, 02/15/28.............................     Aaa/AAA      1,592,128        1,645,753
      GNMA I, Pool # 3545, 7.00%, 12/15/03...........................     Aaa/AAA            879              901
      GNMA I, Pool # 6937, 8.50%, 12/15/05...........................     Aaa/AAA          2,742            2,915
      GNSF, Pool # 417239, 7.00%, 02/15/26...........................     Aaa/AAA      1,937,522        2,027,520
      GNSF, Pool # 432664, 7.50%, 05/15/26...........................     Aaa/AAA      2,285,412        2,409,900
      GNSF, Pool # 462556, 6.50%, 02/15/28...........................     Aaa/AAA      2,043,379        2,112,692
      GNSF, Pool # 377671, 6.50%, 03/15/28...........................     Aaa/AAA        307,749          318,188
      GNSF, Pool # 528190, 7.50%, 04/15/28...........................     Aaa/AAA        177,704          186,924
      GNSF, Pool # 491223, 7.00%, 03/15/29...........................     Aaa/AAA      2,494,257        2,607,511


                       See notes to financial statements.

[1838 LOGO OMITTED] FIXED INCOME FUND

SCHEDULE OF INVESTMENTS -- CONTINUED                                                                 OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING*        AMOUNT         (NOTE 2)
                                                                       ------------     --------       -----------
MORTGAGE BACKED SECURITIES (CONTINUED) -- 40.09%
      GNSF, Pool # 509609, 7.00%, 07/15/29...........................     Aaa/AAA     $1,542,190     $  1,612,215
      GNSF, Pool # 544849, 7.00%, 11/15/30...........................     Aaa/AAA      1,276,944        1,333,964
      G2SF, Pool # 2038, 8.50%, 07/20/25.............................     Aaa/AAA         85,008           90,697
                                                                                                     ------------
        TOTAL MORTGAGE BACKED SECURITIES (Cost $48,805,089)......................................      51,577,821
                                                                                                     ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS **-- 4.79%
      FHLMC, 6.75%, 03/15/31.........................................                  3,910,000        4,520,593
      FNMA, 6.25%, 02/01/11..........................................                  1,515,000        1,639,371
                                                                                                     ------------
        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,672,975)...............................       6,159,964
                                                                                                     ------------

U.S. TREASURY OBLIGATIONS**-- 14.22%
      U.S. Treasury Notes, 2.75%, 09/30/03...........................                  1,065,000        1,071,905
      U.S. Treasury Notes, 4.625%, 05/15/06..........................                  5,530,000        5,785,763
      U.S. Treasury Notes, 5.00%, 08/15/11...........................                  3,675,000        3,888,466
      U.S. Treasury Bonds, 8.125%, 05/15/21..........................                  1,580,000        2,180,893
      U.S. Treasury Bonds, 6.75%, 08/15/26...........................                  1,360,000        1,673,968
      U.S. Treasury Bonds, 6.25%, 05/15/30...........................                  3,105,000        3,701,014
                                                                                                     ------------
        TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,723,178).......................................      18,302,009
                                                                                                     ------------

                                                                                         SHARES
                                                                                        --------
SHORT-TERM INVESTMENT -- 1.38%
     Evergreen Select Money Market - I (Cost $1,772,377)........................        1,772,377       1,772,377
                                                                                                     ------------

TOTAL INVESTMENTS (Cost $121,863,809)+-- 99.03%..................................................    $127,418,181
OTHER ASSETS AND LIABILITIES, NET-- 0.97%........................................................       1,252,673
                                                                                                     ------------
NET ASSETS-- 100.00%.............................................................................    $128,670,854
                                                                                                     ============

144A Security  was  purchased  pursuant  to Rule 144A under the  Securities  Act of 1933 and may not be resold subject to that rule except to qualified  institutional  buyers.  As of October 31, 2001, these securities amounted to 6.30% of net assets.

 *   Unaudited

**   While no ratings are shown for U.S. Government Agency Obligations and U.S. Treasury Obligations,  they are considered to be of the highest quality, comparable to Moody's AAA rating and S&P's Aaa rating.

 +   The cost for  federal  income  tax  purposes  was  $121,986,305.  At  October  31,  2001,  net  unrealized appreciation was $5,431,876.  This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $5,464,040,  and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $32,164.


                                     See notes to financial statements.

[1838 LOGO OMITTED] LARGE CAP EQUITY FUND

--------------------------------------------------------------------------------


TO THE SHAREHOLDER:

We have lived through an extraordinary change during the past year in our economy and capital markets . . . or so it feels. In fact, the last time we investors experienced a trailing 12 month decline of almost 25% in the S&P 500 index was 27 years ago, when most of today's managers were in elementary school! (This writer actually was in the work force.) Therefore this is a "new" experience for many, but not for the market, itself. Typical bear markets decline about that much in value, and last about 18 months. The recent one began in April 2000, 18 months ago. Within this context, our recent experience doesn't appear extraordinary. What is unusual is the long duration of the past bull market, lulling many to sleep with the false assurance that double digit returns, uninterrupted, would be perpetual. History tells us that stocks have, over time, earned AVERAGE ANNUALIZED RETURNS of 10 to 12%, and we at 1838 believe that we may experience similar returns in the future, BUT NOT IN A STRAIGHT LINE!

The 1838 Large Cap Equity Fund had subpar performance during the past fiscal year, producing a loss of 30.73%, while the S&P 500 produced a loss of 24.89% over the same period. We are structured to be similar to the S&P 500 in sector weights, and rely on superior stock selection in each sector to yield excess performance. Unfortunately, last year 7 out of 8 sectors experienced negative results relative to those of their respective S&P sectors, unprecedented for us.


                              LARGE CAP EQUITY FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

                              [LINE GRAPH OMITTED]

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                 SINCE            FINAL VALUE OF A
                1 YEAR         INCEPTION         $10,000 INVESTMENT
                ------         --------           ----------------
 FUND          (30.73)%        (11.73)%                $7,704
 S&P 500       (24.89)%         (7.12)%                 8,570

 [PLOT POINTS FOLLOWS:]

                1838 LARGE CAP EQUITY FUND      S&P 500
 9/29/2000             $10000                   $10000
 10/99                  10610                    10753
 10/00                  11123                    11409
 10/31/2001              7704                     8570

 *Past performance is no guarantee of future results.  The 1838 Large Cap Equity
  Fund commenced operations on September 29, 1999. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns are higher due to 1838 Investment Advisors, LLC. maintenance of the Fund's expense cap. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest directly in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 21 for more details.

 [1838 LOGO OMITTED] LARGE CAP EQUITY FUND

--------------------------------------------------------------------------------


We had difficulty particularly in the Consumer and Technology sectors, together accounting for 70% of the miss. Our focus on media (AOL and Viacom) as well as company-specific issues with CVS were to blame in Consumer Cyclicals, and investments in Estee Lauder and Safeway brought performance down in the Staples area. In Technology, we maintained our investment in communications-oriented companies, notably Cisco, JDS Uniphase and Nortel (sold during the period), while the market embraced the more mundane industries such as PC manufacturers.

We also underperformed in other economically sensitive areas like Basic Industries and Energy. Two of our principal holdings, General Electric and Tyco declined more in value than the sector. Our oil services investments based on stable to rising energy prices, also worked against us.

In fact, only one sector, Finance, produced the anticipated positive return, based on our steadfast concern about loan portfolio quality and margin decline. Both issues became apparent as the year progressed.

Undaunted, we have begun to see some of our investments work to your advantage in the recent months, and without any wholesale change in our strategy. After a punishing first calendar quarter, our technology stocks have been steadily outperforming those in the S&P sector. Surprisingly, tech stocks in general have produced the best positive returns since September 11th. Could these changes indicate that we have already experienced the final market capitulation in tech, and the stage is set for advances from these levels? We think so.

A final reflection on our environment, especially after the mid September tragedy. We were already slipping into recession before the attacks, and certainly, we will read about our slow down in the coming months. Consider for a moment that the stock market anticipates economic direction. It is a leading indicator. As such, it is possible that a new bull market will be forming in the midst of pessimistic economic news as it has in past recessions. We believe that the significant moves to cut rates by our Federal Reserve, new fiscal stimulus in the form of possible tax cuts or spending increases from Congress, and a resilient, more unified American people all come into play in making the current recession short-lived. For stock investors, it is our belief, that this is the very time to remain fully invested.


                                   Sincerely

                                   /S/ GEORGE W. GEPHART, JR.

                                   George W. Gephart, Jr.
                                   Vice President & Portfolio Manager

November 20, 2001

[1838 LOGO OMITTED] LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS                                                                              OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                          ------       -----------
COMMON STOCK -- 96.32%
   BASIC INDUSTRIES -- 10.14%
     General Electric Co. ......................................................           30,200    $  1,099,582
     Raytheon Co................................................................            6,600         212,850
     Tyco International Ltd.....................................................           18,200         894,348
                                                                                                     ------------
                                                                                                        2,206,780
                                                                                                     ------------
   CONSUMER CYCLICAL -- 11.08%
     AOL Time Warner*...........................................................           16,980         529,946
     CVS Corp...................................................................            8,400         200,760
     Target Corp. ..............................................................           13,640         424,886
     Viacom Inc. (B Shares)*....................................................           13,730         501,282
     Wal-Mart Stores Inc........................................................           14,700         755,580
                                                                                                     ------------
                                                                                                        2,412,454
                                                                                                     ------------
   CONSUMER STAPLES -- 7.93%
     Coca-Cola Co. .............................................................           11,900         569,772
     Estee Lauder Cos. Inc. (A Shares)..........................................            9,700         312,825
     Pepsico Inc.  .............................................................            8,600         418,906
     Safeway Inc.*..............................................................           10,200         424,830
                                                                                                     ------------
                                                                                                        1,726,333
                                                                                                     -------------
   ENERGY -- 7.66%
     BP Amoco PLC - Sponsored ADR...............................................            7,550         364,967
     Exxon Mobil Corp. .........................................................           12,064         475,925
     Schlumberger Ltd...........................................................            6,725         325,624
     Transocean Sedco Forex Inc. ...............................................           16,567         499,495
                                                                                                     ------------
                                                                                                        1,666,011
                                                                                                     ------------
   FINANCIAL -- 17.13%
     American International Group...............................................           10,882         855,325
     Bank of America Corp. .....................................................            8,100         477,819
     Citigroup Inc. ............................................................           18,582         845,853
     Fifth Third Bancorp........................................................           12,800         722,176
     Goldman Sachs Group Inc....................................................            5,150         402,524
     Morgan Stanley Dean Witter & Co............................................            8,700         425,604
                                                                                                     ------------
                                                                                                        3,729,301
                                                                                                     ------------
   HEALTHCARE -- 16.25%
     Abbott Laboratories........................................................           16,300         863,574
     Baxter International Inc. .................................................            5,700         275,709
     Guidant Corp.*.............................................................            5,300         220,003
     Johnson & Johnson..........................................................            9,900         573,309
     Lilly (Eli) & Co. Inc......................................................            9,800         749,700


                       See notes to financial statements.

[1838 LOGO OMITTED] LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS -- CONTINUED                                                                 OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                          ------       -----------
     Medtronic Inc..............................................................            8,500    $    342,550
     Pfizer Inc.................................................................           12,200         511,180
                                                                                                     ------------
                                                                                                        3,536,025
                                                                                                     ------------
   TECHNOLOGY -- 18.19%
     Applied Materials Inc.*....................................................            6,200         211,482
     Cisco Systems Inc.*........................................................           35,900         607,428
     Flextronics International Ltd.*............................................           15,100         300,490
     Intel Corp. ...............................................................           22,680         553,846
     International Business Machines Corp. .....................................            5,050         545,753
     JDS Uniphase Corp.*........................................................           21,900         174,981
     Micron Technology Inc.*....................................................           14,300         325,468
     Microsoft Corp.*...........................................................           13,645         793,457
     Oracle Systems Corp.*......................................................           15,180         205,841
     Texas Instruments Inc. ....................................................            8,630         241,554
                                                                                                     ------------
                                                                                                        3,960,300
                                                                                                     ------------
   DEREGULATED INDUSTRIES -- 7.94%
     Dominion Resources, Inc....................................................            5,150         314,768
     Mirant Corp.*..............................................................            4,155         108,030
     Qwest Communications Int'l. Inc............................................           20,400         264,180
     SBC Communications Inc.....................................................           11,700         445,887
     Verizon Communications.....................................................           11,950         595,229
                                                                                                     ------------
                                                                                                        1,728,094
                                                                                                     ------------
        TOTAL COMMON STOCKS (Cost $26,292,316)..................................                       20,965,298
                                                                                                     ------------

SHORT-TERM INVESTMENT -- 2.42%
     Evergreen Select Money Market - I (Cost $526,313)..........................          526,313         526,313
                                                                                                     ------------

TOTAL INVESTMENTS (Cost $26,818,629)+-- 98.74%..................................                     $ 21,491,611

OTHER ASSETS AND LIABILITIES, NET-- 1.26%.......................................                          274,233
                                                                                                     ------------
NET ASSETS-- 100.00%.............................................................................    $ 21,765,844
                                                                                                     ============

* Non-income producing securities

+ The cost for federal income tax purposes was $26,910,061.  At October 31, 2001, net unrealized depreciation was $5,418,450.  This consisted of aggregate  gross  unrealized  appreciation  for all securities for which there was an excess of market value over tax cost of $567,430 and aggregate gross  unrealized depreciation for all securities for which there was an excess of tax cost over market value of $5,985,880.

ADR - American Depository Receipt


                       See notes to financial statements.

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS

STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------

                                                                      INTERNATIONAL  FIXED INCOME      LARGE CAP
                                                                       EQUITY FUND       FUND         EQUITY FUND
                                                                      -----------------------------------------------
ASSETS:
Investments, at value (identified cost $81,290,310, $121,863,809
   and $26,818,629, respectively) (Note 2)........................    $71,282,123    $127,418,181    $21,491,611
Receivables:
   Dividends, interest and foreign tax reclaims...................        145,285       1,226,338         13,791
   Investment securities sold.....................................        667,334       8,903,135        409,737
   Fund shares purchased..........................................           --              --          102,077
Other assets......................................................          5,186           7,222            838
                                                                      -----------------------------------------------
        Total assets..............................................     72,099,928     137,554,876     22,018,054
                                                                      -----------------------------------------------
LIABILITIES:
Management fees due to advisor (Note 4)...........................         46,000          46,679          6,838
Due to affiliates (Note 4)........................................         11,027          13,468          6,461
Payable for investment securities purchased.......................           --         8,787,351        222,098
Other accrued expenses............................................         35,689          36,524         16,813
                                                                      -----------------------------------------------
      Total liabilities...........................................         92,716       8,884,022        252,210
                                                                      -----------------------------------------------
NET ASSETS........................................................    $72,007,212    $128,670,854    $21,765,844
                                                                      ===============================================
NET ASSETS CONSIST OF:
Shares of beneficial interest.....................................    $     7,284    $     12,270    $     2,837
Additional capital paid-in........................................     83,656,487     120,959,883     30,065,133
Accumulated net investment income.................................             --              --         67,687
Accumulated net realized gain (loss) on investments...............     (1,643,063)      2,144,329     (3,042,795)
Net unrealized appreciation (depreciation) on:
   Investments....................................................    (10,008,187)      5,554,372     (5,327,018)
   Translation of assets and liabilities in foreign currencies....         (5,309)             --             --
                                                                      -----------------------------------------------
NET ASSETS........................................................    $72,007,212    $128,670,854    $21,765,844
                                                                      ===============================================
Shares of beneficial interest outstanding.........................      7,284,123      12,269,647      2,837,403
                                                                      -----------------------------------------------
NET ASSET VALUE, offering and redemption price
   per share (Net assets/Outstanding shares of
   beneficial interest)...........................................    $      9.89    $      10.49    $      7.67
                                                                      ===============================================


                       See notes to financial statements.

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------

                                                                      INTERNATIONAL  FIXED INCOME      LARGE CAP
                                                                       EQUITY FUND       FUND         EQUITY FUND
                                                                     ------------------------------------------------
INVESTMENT INCOME:
   Dividends......................................................   $  1,247,533     $        --    $   225,649
   Interest.......................................................         71,319       9,669,375         20,610
   Foreign taxes withheld ........................................       (168,548)             --         (1,239)
                                                                     ------------------------------------------------
             Total investment income..............................      1,150,304       9,669,375        245,020
                                                                     ------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 4)..............................        664,645         722,243        148,125
   Administration fee (Note 4)....................................         53,172          86,669         15,020
   Accounting fee (Note 4)........................................         71,571          68,323         39,991
   Custodian fees ................................................         37,507          20,724          6,349
   Transfer agency fees (Note 4)..................................         20,000          20,000         20,000
   Trustees' fees (Note 4)........................................         11,141          20,243          3,316
   Audit fees.....................................................         14,520          17,394          9,414
   Legal fees.....................................................          5,385           6,300          1,519
   Registration fees..............................................         21,970          25,503         17,157
   Reports to shareholders........................................          3,827           8,731          1,785
   Other..........................................................         19,809          20,404          4,465
                                                                     ------------------------------------------------
        Total expenses............................................        923,547       1,016,534        267,141
        Advisory fee waived (Note 4)..............................             --        (149,864)       (96,099)
                                                                     ------------------------------------------------
           Total expenses, net....................................        923,547         866,670        171,042
                                                                     ------------------------------------------------
              Net investment income...............................        226,757       8,802,705         73,978
                                                                     ------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions..................................     (1,643,063)      5,438,023     (2,654,360)
         Foreign currency transactions............................       (251,760)             --             --
                                                                     ------------------------------------------------
           Total net realized gain (loss).........................     (1,894,823)      5,438,023     (2,654,360)
                                                                     ------------------------------------------------
      Change in unrealized appreciation (depreciation) of:
          Investments.............................................    (22,094,650)      5,081,813     (5,800,758)
            Translation of assets and liabilities in foreign
              currencies .........................................          1,573              --             --
                                                                     ------------------------------------------------
                Total change in unrealized appreciation
                  (depreciation) .................................    (22,093,077)      5,081,813     (5,800,758)
                                                                     ------------------------------------------------
               Net gain (loss) on investments and foreign
                  currency .......................................    (23,987,900)     10,519,836     (8,455,118)
                                                                     ------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(23,761,143)    $19,322,541    $(8,381,140)
                                                                     ================================================

                                     See notes to financial statements.

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------

                                                                     INTERNATIONAL   FIXED INCOME      LARGE CAP
                                                                      EQUITY FUND        FUND         EQUITY FUND
                                                                     ------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2001
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .........................................   $    226,757    $  8,802,705    $    73,978
   Net realized gain (loss) from investment and
      foreign currency transactions...............................     (1,894,823)      5,438,023     (2,654,360)
    Change in unrealized appreciation (depreciation) of
      investments and foreign currency............................    (22,093,077)      5,081,813     (5,800,758)
                                                                     ------------------------------------------------
Net increase (decrease) in net assets resulting from operations...    (23,761,143)     19,322,541     (8,381,140)
                                                                     ------------------------------------------------
Distributions to shareholders:
   Net investment income..........................................            --       (8,812,830)       (30,318)
   Net realized gains.............................................    (10,647,736)        (14,190)           --
                                                                     ------------------------------------------------
     Total distributions..........................................    (10,647,736)     (8,827,020)       (30,318)
                                                                     ------------------------------------------------
Increase (decrease) in net assets from Fund share transactions
  (Note 5) .......................................................      4,730,496     (34,143,514)    10,346,554
                                                                     ------------------------------------------------
Increase (decrease) in net assets.................................    (29,678,383)    (23,647,993)     1,935,096
NET ASSETS:
   Beginning of year..............................................    101,685,595     152,318,847     19,830,748
                                                                     ------------------------------------------------
   End of year (including undistributed net investment income of $0,
   $0 and $67,687, respectively)..................................   $ 72,007,212    $128,670,854    $21,765,844
                                                                     ================================================

FOR THE YEAR ENDED OCTOBER 31, 2000
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .........................................   $     40,539    $  8,407,520    $    27,365
   Net realized gain (loss) from investment and
     foreign currency transactions................................     10,602,958      (1,615,101)      (388,435)
   Change in unrealized appreciation (depreciation) of
      investments and foreign currency............................     (7,124,789)      1,963,643        229,889
                                                                     ------------------------------------------------
Net increase (decrease) in net assets resulting from operations...      3,518,708       8,756,062       (131,181)
                                                                     ------------------------------------------------
Distributions to shareholders:
   Net investment income..........................................         (7,576)     (8,617,599)        (6,623)
   Net realized gains.............................................     (4,661,343)            --         (15,233)
                                                                     ------------------------------------------------
     Total distributions..........................................     (4,668,919)     (8,617,599)       (21,856)
                                                                     ------------------------------------------------
Increase in net assets from Fund share transactions (Note 5)......     16,288,780      57,959,658     15,060,490
                                                                     ------------------------------------------------
Increase in net assets............................................     15,138,569      58,098,121     14,907,453
NET ASSETS:
   Beginning of year..............................................     86,547,026      94,220,726      4,923,295
                                                                     ------------------------------------------------
   End of year (including undistributed net investment income of
      $0, $10,125 and $24,027, respectively)......................   $101,685,595    $152,318,847    $19,830,748
                                                                     ================================================


                       See notes to financial statements.

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

INTERNATIONAL EQUITY FUND
                                                                      FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------------------
                                                              2001         2000       1999        1998        1997
                                                             ----------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.................          $14.59      $14.57      $12.08      $11.99     $10.44
                                                             ----------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  ..........................            0.03        0.01        0.03        0.01       0.02
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions..           (3.19)       0.78        3.34        0.75       1.57
                                                             ----------------------------------------------------------
     Total from investment operations...............           (3.16)       0.79        3.37        0.76       1.59
                                                             ----------------------------------------------------------
DISTRIBUTIONS:
   From net investment income.......................              --          --          --          --      (0.04)
   From net realized gain on investments............           (1.54)      (0.77)      (0.88)      (0.67)        --
                                                             ----------------------------------------------------------
     Total distributions............................           (1.54)      (0.77)      (0.88)      (0.67)     (0.04)
                                                             ----------------------------------------------------------
NET ASSET VALUE - END OF YEAR.......................           $9.89      $14.59      $14.57      $12.08     $11.99
                                                             ==========================================================
TOTAL RETURN........................................          (23.94)%      5.06%      29.10%       6.90%     15.23%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)....................            1.04%       1.10%       1.09%       1.13%      1.25%
   Expenses (excluding fee waivers).................             N/A         N/A         N/A         N/A       1.44%
   Net investment income ...........................            0.26%       0.04%       0.23%       0.10%      0.28%
Portfolio turnover rate.............................           41.58%      51.99%      48.71%     166.77%     92.33%
Net assets, end of year (in 000's)..................         $72,007    $101,686     $86,547     $57,875    $51,046


                       See notes to financial statements.


[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

FIXED INCOME FUND
                                                            FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
                                                -----------------------------------------------------------------------
                                                   2001           2000           1999            1998          1997+
                                                -----------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.........       $9.75          $9.81          $10.24         $10.27       $10.00
                                                -----------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income....................        0.61           0.63            0.53           0.54         0.06
   Net realized and unrealized gain (loss)
     on investments .......................         0.75          (0.04)          (0.45)          0.08         0.21
                                                -----------------------------------------------------------------------
      Total from investment operations......        1.36           0.59            0.08           0.62         0.27
                                                -----------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income...............       (0.62)         (0.65)          (0.51)         (0.59)          --
   Return of capital........................          --             --              --          (0.04)          --
   From net realized gain on investments...           --             --              --          (0.02)          --
                                                -----------------------------------------------------------------------
      Total distributions...................       (0.62)         (0.65)          (0.51)         (0.65)          --
                                                -----------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR...............      $10.49          $9.75           $9.81         $10.24       $10.27
                                                =======================================================================
TOTAL RETURN................................       14.36%          6.33%           0.79%          6.26%        2.70%**
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)1...........        0.60%          0.60%           0.61%          0.75%        0.75%*
   Expenses (excluding fee waivers).........        0.70%          0.75%           0.73%          0.88%        2.12%*
   Net investment income ...................        6.09%          6.57%           5.35%          5.60%        5.83%*
Portfolio turnover rate.....................      199.43%        361.63%         834.18%         92.65%       39.12%*
Net assets, end of year (in 000's)..........    $128,671       $152,319         $94,221        $71,723      $32,537

+  The Fixed Income Fund commenced operations on September 2, 1997.
*  Annualized.
** Total return not annualized.
1  Effective March 1, 1999, 1838 Investment Advisors voluntarily agreed to waive its fees and/or  reimburse  the
   Fund so the total  operating  expenses do not exceed 0.60% of average daily net assets.


                       See notes to financial statements.

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
-------------------------------------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

LARGE CAP EQUITY FUND

                                                                 FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
                                                               ----------------------------------------------------
                                                                     2001              2000              1999+
                                                               ----------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR....................             $11.09            $10.61           $10.00
                                                               ----------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income...............................               0.03              0.02             0.01
   Net realized and unrealized gain on investments ....              (3.43)             0.49             0.60
                                                               ----------------------------------------------------
      Total from investment operations.................              (3.40)             0.51             0.61
                                                               ----------------------------------------------------
DISTRIBUTIONS:
   From net investment income..........................              (0.02)            (0.01)              --
   From net realized gain on investments...............                 --             (0.02)              --
                                                               ----------------------------------------------------
      Total distributions..............................              (0.02)            (0.03)              --
                                                               ----------------------------------------------------
NET ASSET VALUE - END OF YEAR..........................              $7.67            $11.09           $10.61
                                                               ====================================================
TOTAL RETURN...........................................             (30.73)%            4.83%            6.10%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers).......................               0.75%             0.75%            0.75%*
   Expenses (excluding fee waivers)....................               1.17%             1.73%            4.98%*
   Net investment income ..............................               0.32%             0.23%            1.55%*
Portfolio turnover rate................................              45.82%            54.21%            5.58%
Net assets, end of year (in 000's).....................            $21,766           $19,831           $4,923

+ The Large Cap Equity Fund  commenced  operations  on  September  29,  1999.
* Annualized.
** Total return not annualized.


                       See notes to financial statements.

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS                               OCTOBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF THE FUNDS

The 1838 Investment Advisors Funds (the "Trust") was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust consists of three Funds: the 1838 International Equity Fund, the 1838 Fixed Income Fund and the 1838 Large Cap Equity Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are set forth below.

The  1838  International  Equity  Fund  (the  "International   Fund")  commenced
operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income.

The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth.

The 1838 Large Cap Equity Fund (the "Large Cap Fund") commenced operations on September 29, 1999. The Fund's investment objective is long-term total return. The Fund seeks to achieve its objective by investing at least 90% of its total assets in the common stock of U.S. companies with market capitalizations greater than $5 billion.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION. Each Fund's securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Trustees. As of October 31, 2001, there were no securities valued by, or under procedures established by, the Board of Trustees.

FEDERAL INCOME TAXES. Each Fund is treated as a separate entity and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The difference is primarily due to the differing treatments for foreign currency transactions for the International Fund. The Fixed Income Fund distributes net investment income monthly. All other distributions by the Funds will be made annually in December. Additional distributions may be made by each Fund to the extent necessary.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

         (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2001
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts ("FFCEC"). Additionally, the International Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. There were no FFCEC to hedge foreign currency assets outstanding at October 31, 2001.

TRANSFERS IN-KIND. Shareholders may periodically contribute marketable securities to a respective Fund, upon approval of the Fund's management, in exchange for capital shares of the respective Fund. The exchange is conducted on a taxable basis, whereby any unrealized appreciation or depreciation on the marketable securities on the date of transfer is recognized by the shareholder and the Fund's basis in the securities is the market value as of the date of transfer. The number of shares issued to the shareholder is calculated by dividing the market value of the marketable securities, determined using the last quoted sales price on the security's principal exchange on that day, by the current net asset value per share of the respective Fund on the date of transfer.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CHANGE IN ACCOUNTING PRINCIPLE. Effective November 1, 2001, the Funds will adopt provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fixed Income Fund will begin classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. This accounting change will not affect the Fund's total net assets or total returns. This accounting change will affect the net investment income and net realized gains of the Fund. Management believes this accounting change will not have any material affect on the Fund's financial statements and the cumulative effect of this change will be disclosed in the next financial statements issued by the Fund.

[1838 LOGO OMITTED]  INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2001
--------------------------------------------------------------------------------

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

During the fiscal year ended October 31, 2001, purchases and sales of investment securities, other than short-term investments and U.S. Government securities, were as follows:

                                   INTERNATIONAL   FIXED INCOME       LARGE CAP
                                       FUND            FUND             FUND
                                   ------------    ------------     ------------
       Purchases.................  $36,534,212     $151,387,243     $19,640,980
       Sales.....................   40,252,900      187,760,498      10,070,027

Purchases, sales and maturities of U.S. Government securities, during the fiscal year ended October 31, 2001, were as follows:

                                   INTERNATIONAL   FIXED INCOME       LARGE CAP
                                       FUND            FUND             FUND
                                   ------------    ------------     ------------
       Purchases.................       --         $133,147,673      $6,496,749
       Sales.....................       --          132,035,216       8,496,391

NOTE 4 --  ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of each Fund, employs 1838 Investment Advisors, LLC (the "Investment Advisor"), a wholly-owned subsidiary of MBIA, Inc., and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust. The Investment Advisor supervises the investment of the assets of the Funds in accordance with each Fund's investment objective, policies and restrictions.

The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Fund, 0.50% for the Fixed Income Fund and 0.65% for the Large Cap Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse each Fund monthly to the extent that the total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Fund, 0.60% for the Fixed Income Fund and 0.75% for Large Cap Fund. This undertaking may be amended or rescinded at any time in the future.

The following table summarizes the advisory fees incurred by the Funds for the fiscal year ended October 31, 2001:

                                           GROSS      ADVISORY FEE        NET
                                       ADVISORY FEE     WAIVER      ADVISORY FEE
                                        -----------   -----------    -----------
     International Fund..............    $664,645     $    -0-       $664,645
     Fixed Income Fund...............     722,243      149,864        572,379
     Large Cap Fund..................     148,125       96,099         52,026

1838 Investment Advisors, LLC ("1838") also serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund. As Administrator, 1838 is responsible for services such as financial reporting, compliance monitoring and corporate management. The Trust pays 1838 a monthly asset-based fee at the annual rate of 0.06% of each Fund's average daily net assets, with a minimum annual fee per Fund of $15,000. For the fiscal year ended October 31, 2001, 1838's administration fees amounted to $53,172, $86,669 and $15,020, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

[1838 LOGO OMITTED]  INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2001
--------------------------------------------------------------------------------

NOTE 4 --  ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES --  (CONTINUED)

MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA, Inc., serves as Accounting Agent to the Trust. As Accounting Agent, MBIA MISC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. The Trust pays MBIA MISC a monthly asset-based fee at the annual rate of $40,000, plus 0.03% of each Fund's average daily net assets in excess of $50 million for the Fixed Income Fund and the Large Cap Fund. For the International Fund, the Trust pays at the annual rate of $60,000, plus 0.03% of average daily net assets in excess of $50 million. For the fiscal year ended October 31, 2001, MBIA MISC's accounting fees amounted to $71,571, $68,323 and $39,991, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

MBIA MISC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, MBIA MISC receives an annual fee per Fund of $20,000, and is reimbursed for out-of-pocket expenses. For the fiscal year ended October 31, 2001, MBIA MISC's transfer agent fees amounted to $20,000 for each Fund.

MBIA Capital Management Corporation (the "distributor"), a direct, wholly-owned subsidiary of MBIA, Inc., entered into a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. The distributor also directly or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates.

NOTE 5 --  FUND SHARE TRANSACTIONS

At October 31, 2001, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

INTERNATIONAL FUND

                                                               FOR THE FISCAL YEAR        FOR THE FISCAL YEAR
                                                             ENDED OCTOBER 31, 2001     ENDED OCTOBER 31, 2000
                                                            -------------------------  -------------------------
                                                              SHARES        AMOUNT       SHARES       AMOUNT
                                                            -----------  -----------   -----------  ----------
      Shares sold.....................................     1,123,435     $12,597,230   1,773,654     $28,317,422
      Shares issued to shareholders in reinvestment
         of distributions.............................       787,298       9,927,833     277,928       4,352,350
      Shares redeemed.................................    (1,593,990)    (17,794,567) (1,022,731)    (16,380,992)
                                                          ----------     -----------  ----------     -----------
      Net increase....................................       316,743     $ 4,730,496   1,028,851     $16,288,780
                                                                         ===========                 ===========
      Shares outstanding:
              Beginning of year.......................     6,967,380                   5,938,529
                                                          ----------                  ----------
              End of year............................      7,284,123                   6,967,380
                                                          ==========                  ==========

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2001
--------------------------------------------------------------------------------

NOTE 5 --  FUND SHARE TRANSACTIONS --  (CONTINUED)

FIXED INCOME FUND

                                                                FOR THE FISCAL YEAR        FOR THE FISCAL YEAR
                                                              ENDED OCTOBER 31, 2001     ENDED OCTOBER 31, 2000
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------
      Shares sold...........................................  1,405,850   $ 14,099,324   2,631,995    $25,357,954
      Shares issued in exchange for securities
         transferred in-kind (Note 2).......................    210,897      2,125,846   3,795,916     36,617,224
      Shares issued to shareholders in reinvestment
         of distributions...................................    778,799      7,836,255     803,370      7,723,048
      Shares redeemed....................................... (5,747,770)   (58,204,939) (1,213,992)   (11,738,568)
                                                             ----------   ------------  ----------    -----------
      Net increase (decrease)............................... (3,352,224)  $(34,143,514)  6,017,289    $57,959,658
                                                                          ============                ===========
      Shares outstanding:
             Beginning of year.............................. 15,621,871                  9,604,582
                                                             ----------                 ----------
             End of year...................................  12,269,647                 15,621,871
                                                             ==========                 ==========

LARGE CAP FUND

                                                                FOR THE FISCAL YEAR          FOR THE PERIOD
                                                              ENDED OCTOBER 31, 2001     ENDED OCTOBER 31, 2000
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------
      Shares sold...........................................  1,103,475    $10,888,302   1,427,070    $16,237,833
      Shares issued in exchange for securities transferred
         in-kind (Note 2)...................................     85,246        783,410          --             --
      Shares issued to shareholders in reinvestment
         of distributions...................................      2,661         27,329       1,965         21,856
      Shares redeemed.......................................   (142,092)    (1,352,487)   (104,866)    (1,199,199)
                                                              ---------    -----------   ---------    -----------
      Net increase..........................................  1,049,290    $10,346,554   1,324,169    $15,060,490
                                                                           ===========                ===========
      Shares outstanding:
             Beginning of year..............................  1,788,113                    463,944
                                                              ---------                  ---------
             End of year...................................   2,837,403                  1,788,113
                                                              ---------                  ---------

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[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2001
--------------------------------------------------------------------------------

NOTE 6 -- CONCENTRATION OF RISKS

The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

NOTE 7 -- CAPITAL LOSS CARRYOVERS

The following table shows the capital loss carryovers available to offset possible future capital gains for the following Funds:


        FUND                              AMOUNT         EXPIRATION DATE
        ----                            ----------       --------------
        International Fund...........   $1,643,063         10/31/2009

        Large Cap Fund...............   $  341,572         10/31/2008
                                         2,609,791         10/31/2009

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS                               OCTOBER 31, 2001
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF 1838 INVESTMENT ADVISORS FUNDS



In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund, Fixed Income Fund and Large Cap Equity Fund (constituting 1838 Investment Advisors Funds, hereafter referred to as the "Fund") at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Philadelphia, PA
December 10, 2001

[1838 LOGO OMITTED] INVESTMENT ADVISORS FUNDS

SHAREHOLDER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

TAX INFORMATION

The 1838 International Equity Fund paid distributions of $1.32259 per share from net long-term capital gains during the fiscal year ended October 31, 2001. Pursuant to section 852 of the Internal Revenue Code, the 1838 International Equity Fund designated $9,145,990 as capital gain distributions for the fiscal year ended October 31, 2001.

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

                      This Page is Left Intentionally Blank

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                                     -----
                          1838 INVESTMENT ADVISORS, LLC
                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406
                                   DISTRIBUTOR
                                     -----
                       MBIA CAPITAL MANAGEMENT CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                 ACCOUNTING AND
                                 TRANSFER AGENT
                                     -----
                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                                     -----
                            FIRST UNION NATIONAL BANK
                               123 S. BROAD STREET
                             PHILADELPHIA, PA 19101

                                  LEGAL COUNSEL
                                     -----
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                                     -----
                           PRICEWATERHOUSECOOPERS LLP
                         TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                             PHILADELPHIA, PA 19103


AR 10/01